SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2004

NOVEON, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	File No. 333-61812	13-4143915
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9911 Brecksville Road
Cleveland Ohio 44141
(Address of Principal Executive Offices)

(Zip Code)

(216) 447-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 7.                                   Financial Statements and Exhibits

(c)                                              Exhibits.

Exhibit 99.1                                                   Press release of Noveon, Inc. issued April 13, 2004.

Item 9.                                   Regulation FD Disclosure (Providing Information Pursuant to Item 12 - Results of Operations and Financial Condition)

On April 13, 2004, Noveon, Inc. issued the press release announcing its earnings for the quarter ended March 31, 2004.  A copy of the release is attached as Exhibit 99.1 hereto.  The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by interim guidance provided by the Securities and Exchange Commission in Release No. 34-47583.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVEON, INC.

Dated: April 13, 2004	By:	/s/ Sean M. Stack
Sean M. Stack
Vice President and Treasurer